UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2022

NEXTNAV INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40985	87-0854654
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Blvd., 5th Floor

McLean, Virginia 22102

(800)775-0982

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NN	Nasdaq Capital Market
Warrants, each to purchase one share of Common Stock	NNAVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.             Entry into a Material Definitive Agreement.

On October 31, 2022 (the “Closing Date”), NextNav Inc. (the “Company”) entered into a Share Transfer Agreement (the “Agreement”) with the shareholders (the “Sellers”) of Nestwave, SAS, a French société par actions simplifiée (“Nestwave”), pursuant to which the Company acquired all of the issued shares of Nestwave, for an enterprise value of $18.0 million with a gross consideration value of $19.3 million, as follows:

•         $4.3 million in cash, which is subject to customary adjustments in accordance with the Agreement; and

•         $15.0 million by issuance of 5.1 million shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), comprised of 4.0 million shares of Common Stock that were issued on the Closing Date (the “Closing Shares”) and 1.1 million Post-Closing Issued Shares (as described below).

Certain shareholders of Nestwave currently hold warrants for business creator shares (bons de souscription de partes de créateurs d’entreprise) (the “BSPCE”), some of which will remain unexercised and outstanding as of the Closing Date. Upon exercise of the unexercised BSPCE, the Company has agreed to issue shares of Common Stock to the exercising holders of BSPCE (the “Post-Closing Issued Shares” and, together with the Closing Shares, the “Shares”). The Company and the exercising holders of BSPCE also entered into Put & Call Option Agreements on the Closing Date with respect to such Post-Closing Issued Shares.

The Closing Shares were issued at a price of $2.906 per Closing Share, which was the price equal to the average of the closing price on the Nasdaq Capital Market for one share of Common Stock for the twenty (20) full trading days ending on and including October 27, 2022. The Closing Shares represented approximately 100% of the Common Stock outstanding immediately prior to the closing of the Transaction on the Closing Date. The Post-Closing Issued Shares will be issued based on the same price per share as the Closing Shares.

The Shares are subject to a one-year lockup period from the Closing Date; in addition, the Company has agreed to submit or file with the Securities and Exchange Commission a registration statement covering the resale of the Shares no later than October 2, 2023 and a second registration statement covering any remaining Post-Closing Issued Shares not already covered by the first registration statement no later than July 8, 2024.

The Agreement contains customary representations, warranties and covenants made by each of the parties. Such representations, warranties and covenants were made only for purposes of the Agreement and as of specific dates, and may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions therefore as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01.             Completion of Acquisition or Disposition of Assets.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 3.02.             Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 above is incorporated herein by reference. In connection with the issuance of the Shares described in Item 1.01, the Company relied upon the exemption from registration provided by Regulation D of the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 8.01.             Other Events.

On November 2, 2022, the Company issued a press release announcing the consummation of the transaction pursuant to the Agreement, a copy of which is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to NextNav’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements about NextNav’s position to drive growth in its 3D geolocation business and expansion of its next generation.

GPS platform, the business plans, objectives, expectations and intentions of NextNav, NextNav’s partnerships and the potential success thereof and NextNav’s estimated and future business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on NextNav’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside NextNav’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the ability of NextNav to continue to gain traction in key markets and with notable platforms and partners, both within the U.S. and internationally; (2) the ability of NextNav to grow and manage growth profitably, maintain relationships with partners, customers and suppliers, including with respect to NextNav’s Pinnacle 911 solution and its TerraPoiNT network, and the ability to retain its management and key employees; (3) the ability of NextNav to maintain balance sheet flexibility and generate and effectively deploy capital in line with its business strategies; (4) the possibility that NextNav may be adversely affected by other economic, business and/or competitive factors (including the impacts of the ongoing COVID-19 coronavirus pandemic); and (5) other risks and uncertainties indicated from time to time in other documents filed with the Securities and Exchange Commission by NextNav, including Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2021.

New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and NextNav undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description
10.1*	Share Transfer Agreement, dated October 28, 2022, by and among NextNav Inc. and the Sellers party thereto
99.1	Press release dated November 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K, and, in accordance with Item 601(b)(10)(iv) of Regulation S-K, certain provisions of the Agreement have been redacted. The Company will provide such omitted exhibits and schedules, or an unredacted copy of the exhibit, as the case may be, on a supplemental basis to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2022

NEXTNAV INC.

By:	/s/ Christian D. Gates
	Name:	Christian D. Gates
	Title:	Chief Financial Officer